UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2023

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 7, 2022, Ritchie Bros. Auctioneers Incorporated, a company organized under the federal laws of Canada (the “Company” or “RBA”) entered into an Agreement and Plan of Merger and Reorganization (as amended or otherwise modified prior to the date hereof, the “Original Merger Agreement”) with IAA, Inc., a Delaware corporation (“IAA”), Ritchie Bros. Holdings Inc., a Washington corporation and a direct and indirect wholly owned subsidiary of RBA (“US Holdings”), Impala Merger Sub I, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdings (“Merger Sub 1”), and Impala Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdings (“Merger Sub 2”), providing for the Company’s acquisition of IAA. Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub 1 will be merged with and into IAA (the “First Merger”), with IAA surviving as an indirect wholly owned subsidiary of RBA and a direct wholly owned subsidiary of US Holdings (the “Surviving Corporation”), and (ii) immediately following the consummation of the First Merger, the Surviving Corporation will be merged with and into Merger Sub 2 (together with the First Merger, the “Mergers”), with Merger Sub 2 surviving as a direct wholly owned subsidiary of US Holdings.

On January 22, 2023, the Company, IAA and the other parties to the Merger Agreement entered into the Amendment to the Agreement and Plan of Merger and Reorganization (the “Amendment” and the Original Merger Agreement, as amended by the Amendment, the “Merger Agreement”). Pursuant to the Amendment, each share of IAA common stock, par value $0.01 per share (“IAA Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (excluding any shares of IAA Common Stock held by IAA as treasury stock, owned by the Company, US Holdings, Merger Sub 1 and Merger Sub 2 immediately prior to the Effective Time, or owned by stockholders of IAA who have validly demanded and not withdrawn appraisal rights in accordance with Section 262 of the Delaware General Corporation Law) will be converted automatically into the right to receive: (i) 0.5252 of a common share, without par value, of RBA (“RBA Common Shares”) and (ii) $12.80 in cash, without interest (together, the “Merger Consideration”), instead of (A) 0.5804 of an RBA Common Share and (B) $10.00 in cash, without interest, as provided in the Original Merger Agreement. In addition, the Amendment provides that, in the event that either the Company or IAA elects to terminate the Merger Agreement as a result of the Company’s failure to obtain approval by its shareholders of the issuance of RBA Common Shares in connection with the Mergers, the Company would be required to reimburse IAA for out-of-pocket expenses incurred by IAA in connection with the Merger Agreement and the Mergers up to a maximum amount of $5.0 million. The Amendment also permits the Company to pay a one-time, special cash dividend to the Company’s shareholders not to exceed $1.08 per share, with a record date prior to the Effective Time to be determined by the Board of Directors of the Company (the “Board”) with the consent of the Toronto Stock Exchange (the “TSX”) and payment conditioned upon the closing of the First Merger. All other material terms of the Merger Agreement remain substantially the same.

The foregoing description of the Amendment to the Merger Agreement is subject to and qualified in its entirety by reference to the full text of the Amendment to the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2023, the Company and IAA issued a joint news release announcing the Amendment to the Merger Agreement. Such press release also provided certain preliminary unaudited financial expectations for its fiscal year ended December 31, 2022. A copy of the news release is furnished herewith as Exhibit 99.1.

The information under this Item 2.02, including the news release attached hereto as Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As of the date hereof, the Board expects to approve the issuance of a one-time, special cash dividend in the amount of $1.08 per share that would be payable contingent upon closing of the First Merger to the Company’s shareholders of record as of a record date prior to the closing of the First Merger to be determined at a later time, subject to the consent of the TSX.

Forward-Looking Statements

This report contains information relating to a proposed business combination transaction between RBA and IAA. This report includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction, the expected debt, de-leveraging and capital allocation of the combined company, the anticipated closing date for the proposed transaction, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares or IAA’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of RBA may not approve the issuance of new common shares of RBA in the transaction or that stockholders of IAA may not approve the adoption of the Merger Agreement; the risk that a condition to closing of the proposed transaction may not be satisfied (or waived), that either party may terminate the Merger Agreement or that the closing of the proposed transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed transaction; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction; the effect of the announcement, pendency or consummation of the proposed transaction on the trading price of RBA’s common shares or IAA’s common stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed transaction; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed transaction; restrictions during the pendency of the proposed transaction that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial and/or key performance indicator targets; the failure to satisfy any of the conditions to closing of the Starboard investment in RBA; any legal impediment to the payment of the special dividend by RBA, including the consent of the TSX to the dividend record date; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operate; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this report are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed transaction on December 14, 2022. The registration statement includes a joint proxy statement/prospectus which will be sent to the shareholders of RBA and the stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and IAA and certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith, may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and IAA in respect of the proposed transaction under the rules of the SEC. Information about RBA’s directors and executive officers is available in RBA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RBA or IAA free of charge using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
2.1	Amendment to the Agreement and Plan of Merger and Reorganization, dated January 22, 2023, by and among Ritchie Bros. Auctioneers Incorporated, Ritchie Bros, Holdings Inc., Impala Merger Sub I, LLC, Impala Merger Sub II, LLC, and IAA, Inc.
99.1+	Joint news release, dated January 23, 2023 issued by Ritchie Bros. Auctioneers Incorporated and IAA, Inc.
104	Cover Page Interactive Data File.

+	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ritchie Bros. Auctioneers Incorporated
(Registrant)

Date: January 23, 2023	/s/ Darren Watt
Darren Watt

General Counsel & Corporate Secretary